                                                                     EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated May 26, 1999 included in this Form 11-K, into Mandalay Resort Group's (formally Circus Circus Enterprises, Inc.) previously filed Registration Statement File No. 33-18278 on Form S-8.

                                ARTHUR ANDERSEN LLP


Las Vegas, Nevada
June 26, 1999